Exhibit 10.31(r)

SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND IS OF TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].
FOURTH AMENDMENT TO
GAS GATHERING AND COMPRESSION AGREEMENT

THIS FOURTH AMENDMENT TO GAS GATHERING AGREEMENT AND COMPRESSION AGREEMENT (this “Amendment”), dated January 23, 2023 and made effective as of December 31, 2022 (“Effective Date”), is made and entered into by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”) (as amended, the “Gathering Agreement”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”

1.RECITALS

WHEREAS, the Parties entered into that certain Gas Gathering and Compression Agreement dated as of February 26, 2020, as amended by that certain First Amendment to Gas Gathering and Compression Agreement among the Parties dated August 26, 2020, that certain Second Amendment to Gas Gathering and Compression Agreement among the Parties dated December 6, 2021 and that certain Third Amendment to Gas Gathering and Compression Agreement among the Parties dated December 21, 2021 (the “Gathering Agreement”); and

WHEREAS, the Parties desire to amend the Gathering Agreement in accordance with the terms and conditions set forth in this Amendment and in connection with that certain Letter Agreement re: Construction and Development Projects by and among the Parties, date as of the date hereof (the “Letter Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and in the Letter Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

2.AGREEMENT

1.Defined Terms. Defined terms used but not defined herein shall have the meanings given to such terms in the Gathering Agreement.

2.Amendments to the Gathering Agreement.

(a)The reference to “[***] Months” in Section 3.4(a)(ii) of the Gathering Agreement is hereby deleted and replaced with “[***] Months”.

(b)Exhibit C to the Gathering Agreement is hereby replaced in its entirety with Appendix I to this Amendment.

(c)The Reservation Fee for calendar years 2023 and 2024 as set forth in Exhibit H to the Gathering Agreement is hereby amended as set forth on Appendix II to this Amendment, subject to increase or decrease in accordance with Section 5.2.

(d)Exhibit P to the Gathering Agreement is hereby replaced in its entirety with Appendix III to this Amendment.

(e)Exhibit S to the Gathering Agreement is hereby amended to replace the reference to “Exhibit W” in Section 1.4 of Exhibit S with “Exhibit S”.

3.Effect. The Parties acknowledge and agree that this Amendment constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Amendment.

4.Governing Law. This Amendment shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Amendment or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Amendment. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Amendment or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

5.Counterpart Execution; Approval. This Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. Execution of this Amendment by Gatherer is subject to the approval from Gatherer’s Board of Directors or that of its parent company or equivalent governance body, of the capital necessary for Gatherer to comply with its obligations set forth herein.
6.Miscellaneous Provisions. The provisions of Article 18 of the Gathering Agreement, other than Sections 18.2, 18.3, 18.15, 18.16 and 18.17, shall apply to this Amendment mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:    /s/ David Khani
Name: David Khani
Title:     Chief Financial Officer

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By: /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Vice President of Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:    /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Vice President of Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:    /s/ Keith Shoemaker
Name:    Keith Shoemaker
Title:    Senior Vice President, Commercial

[Signature Page to Fourth Amendment to Gas Gathering and Compression Agreement]

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:    /s/ John M. Quinn
Name: John M. Quinn
Title:    VP Business Development & Commercial Services

[Signature Page to Fourth Amendment to Gas Gathering and Compression Agreement]

Appendix B

APPENDIX I

(Exhibit C to Gathering Agreement)

[***]

Appendix I

APPENDIX II

(Exhibit H to Gathering Agreement)

[***]

Appendix II

APPENDIX III

(Exhibit P to Gathering Agreement)

INCREMENTAL COMPRESSION

Incremental Compression
AMIs	Total HP	Anticipated TIL
Pisces	-	6/9/2021
Throckmorton	-	11/16/2021
Jupiter/BJ AMI (PA)	2,500[1]	8/2/2022
Cygrymus (PA)	30,000[2]	TBD
Beta	2,500	TBD
Other PA Incremental Builds	5,000	TBD
Corona X (WV)	25,000	TBD
WV Incremental Builds	15,000	TBD
Total	80,000

1 Low Pressure Receipt Point was placed into service in the Jupiter and BJ AMI for Heyl as of August 2, 2022.
2 The Incremental Compression will be reduced by 55,000 HP upon Equitrans commencing work towards the installation of the Corona X and/or the Cygrymus System Compressor Stations, including upon the incurrence by Equitrans of any costs in connection with performing such work. Specifically, 25,000 HP of the WV Incremental Builds AMI shall be attributable to Corona X and 30,000 HP of the Other PA Incremental AMI shall be attributable to Cygrymus.
Appendix III